UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                     SCHEDULE 14A (Rule 14A-101) INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |x|
Filed by a Party other than the Registrant |  |

Check the appropriate box:
         | | Preliminary Proxy Statement
         | | Confidential, for Use of the Commission Only (as permitted by Rule
             14a-6(e)(2))
         |x| Definitive Proxy Statement
         | | Definitive Additional Materials
         | | Soliciting Material Pursuant to Section 240.14a-11(c) or Section
             240.14a-12

                                    000-30273
                            ------------------------
                            (Commission File Number)

                           CHESTATEE BANCSHARES, INC.
                  --------------------------------------------
        (Exact name of small business issuer as specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
|x| No fee required.
| | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:_________
    (2) Aggregate number of securities to which transaction applies:____________
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):______________
    (4) Proposed maximum aggregate value of transaction:________________________
    (5) Total fee paid:_________________________________________________________

| | Fee paid previously with preliminary materials.
| | Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:_________________________________________________
    (2) Form, Schedule or Registration Statement No.:___________________________
    (3) Filing Party:___________________________________________________________
    (4) Date Filed:_____________________________________________________________

                           CHESTATEE BANCSHARES, INC.
                              DAWSONVILLE, GEORGIA

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 9, 2006

         Notice is hereby given that an Annual Meeting of the Shareholders of Chestatee Bancshares, Inc. (the "Company") will be held at 5:00 p.m., EDT, on Tuesday, May 9, 2006 at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534, for the following purposes (the "Annual Meeting"):

     (1) To elect the directors nominated to serve on the Board of Directors of the Company until the 2007 Annual Meeting or until his or her successor is duly elected and qualified.

     (2) To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2006.

The Shareholders may transact such other business as may properly come before the Annual Meeting or any adjournments thereof. More detailed information regarding the matters to be acted upon at the Annual Meeting is contained in the proxy statement accompanying this notice.

         Only those Shareholders of record of the common stock at the close of business on March 30, 2006 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Shareholders are cordially invited to attend the Annual Meeting in person. SHAREHOLDERS DESIRING TO VOTE IN PERSON MUST REGISTER AT THE MEETING WITH THE INSPECTOR OF ELECTIONS PRIOR TO COMMENCEMENT OF THE MEETING. IF YOU ARE UNABLE TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE AND DATE THE ENCLOSED FORM OF PROXY AND FORWARD IT TO THE SECRETARY OF THE COMPANY WITHOUT DELAY SO THAT YOUR SHARES MAY BE VOTED AT THE MEETING. ANY PROXY GIVEN PURSUANT TO THIS SOLICITATION MAY BE REVOKED AT ANY TIME BY NOTIFYING THE SECRETARY OF THE COMPANY IN WRITING PRIOR TO THE MEETING OR BY SUBMITTING PRIOR TO THE MEETING A SUBSTITUTE PROXY BEARING A LATER DATE.

                              By order of the Board of Directors,


                              /s/David E. Johnson
                              -------------------
                              DAVID E. JOHNSON
                              Chairman of the Board

Dawsonville, Georgia
March 31, 2006

                           CHESTATEE BANCSHARES, INC.
                              6639 HIGHWAY 53 EAST
                           DAWSONVILLE, GEORGIA 30534
                                 (706) 216-2265

                                 March 31, 2006

Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders of Chestatee Bancshares, Inc. (the "Company") which will be held at 5:00 p.m., EDT, on May 9, 2006, at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534 (the "Annual Meeting").

         The accompanying proxy statement for the Annual Meeting and form of proxy related thereto includes a description of each proposal to be considered at the Annual Meeting.

         If you are unable to attend the meeting in person, you should sign and date the enclosed proxy and forward it to the Secretary of the Company immediately so that your shares may be voted at the Annual Meeting. If you return the proxy properly completed, you may still revoke it at any time prior to the Annual Meeting by notifying the Secretary of the Company in writing or by submitting to the Inspector of Elections prior to the Annual Meeting a substitute proxy bearing a later date.

                                   Sincerely,


                                   /s/David E. Johnson
                                   -------------------
                                   David E. Johnson
                                   Chairman of the Board

                           CHESTATEE BANCSHARES, INC.
                              Dawsonville, Georgia

                                 PROXY STATEMENT

                                     FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 9, 2006

         Chestatee Bancshares, Inc., referred to in this proxy statement as the Company, is furnishing this proxy statement to holders of record of the Company's no par value voting common stock as of March 30, 2006, called the Shareholders, for the solicitation of proxies by the Board of Directors of the Company in connection with the Annual Meeting of the Shareholders of the Company to be held at 5:00 p.m., EDT, on May 9, 2006 at the Company's main offices at 6639 Highway 53 East, Dawsonville, Georgia 30534 for the following purposes:

         To elect the directors nominated to serve on the Board of Directors of the Company until the 2007 Annual Meeting or until his or her successor is duly elected and qualified.

         To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2006.

The Shareholders may transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

IF YOU DO NOT MARK YOUR PROXY LETTER EITHER "FOR" OR "AGAINST" EACH PROPOSAL, ANY RETURNED PROXY WILL BE VOTED FOR EACH PROPOSAL. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THE PROXY WILL BE VOTED BY THE DULY APPOINTED PROXY IN HIS DISCRETION.

         The proxy statement is first sent by mail and solicitation of proxies is expected to commence on or about March 31, 2006. The cost thereof will be borne by the Company, which may include payment to persons holding shares in their names or the names of their nominees for the benefit of others, such as brokerage firms, banks, depositories, and other fiduciaries, for costs incurred in forwarding soliciting materials to their principals. Members of the management of the Company may also solicit some Shareholders in person or by telephone, telegraph or telecopy, following solicitation by this proxy statement, but will not be separately compensated for such services.

         Your execution of the enclosed proxy will not affect your right as a Shareholder to attend the Annual Meeting and vote in person. Any Shareholder has the power to revoke his or her proxy at any time before the Annual Meeting by filing with the Secretary of the Company an instrument revoking it or by submitting a substitute proxy bearing a later date.

                                 PROXY STATEMENT
                                TABLE OF CONTENTS


                                                                            PAGE

Introduction...................................................................1
History and Business of the Company, the Bank and the Subsidiaries.............3
         History...............................................................3
         Business..............................................................3
Voting Securities and Principal Holders Thereof................................6
Securities Ownership of Management of the Company..............................7
Management of the Company.....................................................10
         Directors............................................................10
         Information About Meetings and Committees of the Board of Directors..13
         Executive Officers...................................................15
         Compliance with Section 16(a) of the Exchange Act....................15
         Executive Compensation...............................................16
         Compensation of Directors............................................17
         Employment Agreements and Change in Control Agreements...............17
         Transactions with Management.........................................19
Proposal 1, Election of Directors.............................................20
Proposal 2, Selection of Independent Accountants..............................21
Next Annual Meeting...........................................................22
Available Information.........................................................22
Other Matters.................................................................23

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                                  INTRODUCTION

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         This proxy statement is being furnished to the Shareholders of the common stock in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders of the Company to be held on May 9, 2006 at 5:00 p.m., EDT, at our main office at 6639 Highway 53 East, Dawsonville, Georgia 30534 and at any adjournments for the purposes discussed in this proxy statement.

         You may revoke at any time any proxy you give before it is voted by notifying the Secretary of the Company in writing prior to the Annual Meeting or by appearing at the meeting and requesting the right to vote in person at the meeting, without compliance with any other formalities. If the proxy is properly signed and returned by you and is not revoked, it will be voted at the Annual Meeting in the manner you specify. If you sign and return the proxy but do not specify how the proxy is to be voted, the proxy will be voted in favor of the nominees to the Board of Directors and in favor of ratifying Mauldin & Jenkins as our independent public accountants for fiscal year 2006.

         All expenses of this solicitation, including the cost of preparing and mailing the proxy statement, will be paid by the Company. In addition to the solicitation by mail, directors, officers, and regular employees of the Company may solicit proxies by telephone, telegram, or personal interview for which they will receive no compensation in addition to their regular salaries.

         This proxy statement was mailed on March 31, 2006. Only holders of record of the common stock of the Company at the close of business on March 30, 2006, called the Shareholders, are entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournments thereof. On that date, called the Record Date, the Company had issued and outstanding 3,446,281 shares of the common stock, which constitutes its only class of voting securities, with each share entitled to one vote, held by approximately 1,200 Shareholders.

         The purposes of the Annual Meeting are to consider and vote upon the following proposals:

         To elect the directors nominated to serve on the Board of Directors of the Company until the 2007 Annual Meeting or until his or her successor is duly elected and qualified.

         To ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2006.

The Shareholders may consider and vote upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         A majority of the outstanding shares of the common stock represented in person or by proxy at the Annual Meeting of Shareholders will constitute a quorum for purposes of the transaction of business at the Annual Meeting. If a quorum is present at the Annual Meeting, then the Shareholders may transact business at the Annual Meeting notwithstanding the withdrawal of Shareholders leaving less than a quorum. If a quorum is not present to organize the Annual Meeting, then the Shareholders present may adjourn by adoption and approval of a motion the Annual Meeting to such time and place as they may determine. However, no action may be taken by the Shareholders to consummate any business upon any subsequent reconvening of the Annual Meeting until such time as a quorum is present. Moreover, approval of each proposal requires the affirmative vote by the holders of at least a majority (more than 50%) of the shares of our common stock entitled to vote at and present at the Annual Meeting of Shareholders. Management selected the slate of nominees for election to the Board of Directors to serve until the annual meeting of the Company in the 2006 calendar year. The Board of Directors has approved the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2006. Shareholders have no rights of appraisal or similar rights of dissenters with respect to any matter to be acted upon.

         The enclosed proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions contained therein. If no instructions are given, properly executed and returned proxies will be voted in favor of each proposal.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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       HISTORY AND BUSINESS OF THE COMPANY, THE BANK AND THE SUBSIDIARIES

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HISTORY

         The Company is a bank holding company incorporated October 13, 1999 under the laws of the State of Georgia. The Company was formed for the principal purpose of acquiring Chestatee State Bank, referred to as the Bank, a state banking institution chartered under the laws of the State of Georgia on December 31, 1997. We acquired all of the issued and outstanding shares of common stock, $5.00 par value of the Bank in a Plan of Reorganization effective March 31, 2000. As a result of this transaction, the former shareholders of the Bank became the shareholders of the Company, and the Bank became a wholly-owned subsidiary of the Company.

         The Company formed Chestatee Financial Services, Inc., called Chestatee Financial, on November 13, 2000, which began doing business in the first quarter of 2001. We also formed Chestatee Residential Mortgage, Inc., referred to as Chestatee Mortgage, on March 7, 2001, which began doing business in the second quarter of 2001. The information presented regarding the Company includes the Company, the Bank, Chestatee Financial and Chestatee Mortgage on a consolidated basis unless we expressly state otherwise.


BUSINESS

         The assets of the Company consist primarily of our ownership of the capital stock of the Bank, Chestatee Financial and Chestatee Mortgage. The Company is authorized to engage in any activity permitted by law to a corporation, subject to applicable federal and state regulatory restrictions on the activities of bank holding companies. This structure provides us with greater flexibility than permitted to the Bank, affording the Company opportunities to expand and diversify our business activities. While management has no present plans to engage in any other business activities, we may, from time to time, study the feasibility of establishing or acquiring subsidiaries to engage in other business activities to the extent permitted by law.

         The Bank operates a full-service banking business and engages in a broad range of commercial banking activities, including accepting customary types of demand and timed deposits, making individual, consumer, commercial, and installment loans, money transfers, safe deposit services, and making investments in U. S. government and municipal services to meet the banking needs of individuals, small- to medium-sized businesses, and farmers. The Bank does not offer trust services.

         The Bank performs banking services customary for a full service bank of similar size and character. These services include the furnishing of personal and commercial checking accounts, other demand and time deposit accounts, and the extension of personal and commercial loans and lines of credit. The principal business of the Bank is to attract and accept deposits from the public and to make loans and other investments. The principal sources of funds for the Bank's loans and investments are demand, time, savings, and other deposits, including negotiable order of withdrawal or NOW accounts, installment payments and prepayments on loans granted, sales to other lenders or institutions of loans or participation in loans; fees paid by other lenders or institutions for servicing loans sold by the Bank to it; and borrowings.

         The principal sources of income for the Bank are interest and fees collected on loans, including fees received for servicing loans sold to other lenders or institutions and, to a lesser extent, interest and dividends collected on other investments. The principal expenses of the Bank include interest paid on savings and other deposits, including NOW accounts, interest paid on borrowings by the Bank, employee compensation, office expenses; and other overhead expenses.

         The Bank is authorized to make both secured and unsecured commercial and consumer loans to individuals, partnerships, corporations and other entities. The Bank's lending business consists principally of making secured real estate loans, including residential and commercial construction loans, and primary and secondary mortgage loans for the acquisition or improvement of personal residences. In addition, the Bank makes consumer loans to individuals and commercial loans to small and medium-sized businesses and professional concerns.

         The Bank's loan approval policies provide for various levels of officer lending authority. When the aggregate outstanding loans to a single borrower exceeds that individual officer's lending authority, the loan request must be considered and approved by an officer with a higher lending limit or by the board of directors or the directors' loan committee. Individual officers' lending limits range from $10,000 to $250,000, depending on security, seniority and the type of loan. The president and chief lending officer each have a lending limit of $250,000 and jointly have a lending limit of $500,000. The directors' loan committee, which consists of the president and six outside directors, has a lending limit of $1,000,000. Loans above $1,000,000 require approval by the majority of the full Board of Directors.

         The Bank has a continuous loan review procedure involving multiple officers of the Bank which is designed to promote early identification of credit quality problems. The Bank also employs a third party vendor that performs loan reviews on a quarterly basis. All loan officers are charged with the responsibility of rating their loans and reviewing those loans on a periodic basis, the frequency of which increases as the quality of the loan deteriorates.

         The Bank offers a variety of deposit programs to individuals and to small to medium-sized businesses and other organizations at interest rates generally consistent with local market conditions. The Bank is authorized to accept and pay interest on deposits from individuals, corporations, partnerships and any other type of legal entity, including fiduciaries, such as private trusts. Qualified deposits are insured by the FDIC in an amount up to $100,000.

         The data processing work of the Bank is processed with Fidelity IFS, f/k/a Intercept Group of Thomson, Georgia. The Bank issues credit cards. The Bank also offers its customers a variety of checking and savings accounts.

         The Bank principally serves the residents of Dawsonville and Dawson County. Dawson County has grown approximately 23% since the 2000 census according to U.S. Census Bureau statistics. The number of residents in Dawson County in 2000 was about 16,000 persons. The number of residents in Dawson County had swelled to an estimated 20,000 by December 2005. Dawsonville and Dawson County have a diverse commerce, including retail, manufacturing, service and farming sector economies. Dawsonville also serves as the county seat for Dawson County, Georgia, with a significant number of residents employed in government. Dawsonville, located approximately 15 miles north of Cumming, Georgia and 22 miles west of Gainesville, Georgia, is situated in the center of the development corridor extending north from Atlanta between Interstate 75 and Interstate 85. The Bank also serves the adjacent counties of Cherokee, Forsyth, Gilmer, Hall, Lumpkin and Pickens.

         As of December 31, 2005, the Bank has a correspondent relationship with The Bankers Bank of Atlanta, Georgia. The correspondent bank provides certain services to the Bank, such as investing its excess funds, processing checks and other items, buying and selling federal funds, handling money fund transfers and exchanges, shipping coins and currency, providing security and safekeeping of funds and other valuable items, handling loan participation and furnishing bond accounting services on the Bank's securities portfolio.

         Chestatee Financial renders securities brokerage and investment advisory services, and offers insurance and annuity products. All services and solicitations are provided by an independent contractor through affiliates of Mass Mutual and the subsidiary engages no employees.

         Chestatee Mortgage provides mortgage lending and mortgage origination services. The subsidiary has partnered with Guaranty First Mortgage, LLC and Shelter Mortgage Corporation, furnishing services and making solicitations through Guaranty Mortgage Services, LLC. All services are provided by independent contractors engaged by Guaranty Mortgage Services. Guaranty Mortgage Services obtains commitments from secondary mortgage purchasers, originates mortgage loans on terms corresponding to such commitments and generates fee income to supplement their interest income. No mortgage loans are held by the Bank or by Chestatee Mortgage for resale nor are any loans held for mortgage servicing.

         The Company's principal place of business is located at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia. The Bank has conducted its general banking business since opening on May 15, 1998, from its main office located at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia. The Bank has three full-service branches: one located in downtown Dawsonville at 86 Highway 53 West, Dawsonville, Dawson County, Georgia; a second located in Pickens County, Georgia at 34 Holcombe Way, Marblehill, Georgia; and a third located in Forsyth County, located at 2675 Freedom Parkway, Cumming, Georgia. Chestatee Financial and Chestatee Mortgage conduct their respective businesses at 6639 Highway 53 East, Dawsonville, Dawson County, Georgia.

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                 VOTING SECURITIES AND PRINCIPAL OWNERS THEREOF

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         The Company is authorized by its articles of incorporation to issue 10,000,000 shares of no par value voting common stock and up to 10,000,000 shares of no par value non-voting common stock. Of the 10,000,000 shares of the voting common stock, 3,446,281 are issued and outstanding to approximately 1,200 holders of record as of the Record Date. There are no shares of the non-voting common stock issued or outstanding. Each share of the common stock is entitled to one vote. Abstentions and broker-non-votes by Shareholders represented in person or by proxy will be excluded from the total number of shares cast even if otherwise present and entitled to vote at the Annual Meeting. Consequently, in the case of action on any proposal in which a quorum is present, the action will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast against the proposal.

         To the knowledge of the Company, only one person owns more than 5% of the common stock. David Johnson owns approximately 5.2% of the common stock as of March 30, 2006. Mr. Johnson is the chairman of the board of directors of the Company and its subsidiaries. See "SECURITIES OWNERSHIP OF MANAGEMENT OF THE COMPANY" below.

         There is no established trading market for our common stock and we have no market maker for our common stock. With the exception of the public offering of 1,200,000 shares by the Company in three separate offering beginning in October 2001 and ending in March 2003, the common stock is only traded infrequently in private transactions. Therefore, we have no substantial reliable information available as to trades of the common stock or as to the prices at which our common stock is traded. Further, we have no reason to expect that an established trading market will develop in our common stock.

         The Company is not generally made aware of the number of shares of our common stock traded or the prices at which such shares have traded by our shareholders. Management has reviewed the limited information available as to the ranges at which our common stock has been sold by our shareholders. The following table sets forth the estimated price range for sales of our common stock for each quarter of the last two fiscal years, after adjustment to reflect the two-for-one share split of our common stock, based on limited available information.

       YEAR                NUMBER OF        HIGH SELLING           LOW SELLING
                         SHARES TRADED          PRICE                 PRICE
-----------------        -------------       ------------           -----------
2004
----
    First Quarter               300            $10.00                $10.00
    Second Quarter           24,000            $10.50                $10.00
    Third Quarter            10,600            $10.00                $10.00
    Fourth Quarter            3,900            $10.00                $10.00

2005
----
    First Quarter             6,600            $10.00                $10.00
    Second Quarter           29,170            $10.00                $10.00
    Third Quarter            27,701            $10.00                $10.00
    Fourth Quarter           10,959            $11.00                $10.00

         According to information available to us, the data above includes no trades between family members during the years ended December 31, 2004 and 2005 to our knowledge. The data regarding the common stock is provided for information purposes only and should not be viewed as indicative of the actual or market value of our common stock. As of March 30, 2006, the Company had 3,446,281 shares of its voting common stock held by approximately 1,200 Shareholders of record.

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                SECURITIES OWNERSHIP OF MANAGEMENT OF THE COMPANY

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         The following table sets forth information with respect to the beneficial ownership, as of March 30, 2006, of shares of common stock by:

     o    each of the Company's directors,

     o    the Company's named executive officers,

     o each person known by the Company to be the beneficial owner of more than five percent of the Company's outstanding Common Stock, and

     o all directors and executive officers of the Company as a group, and the percentage of the outstanding shares of Common Stock represented thereby.

Except as noted below, the Company believes that each of the persons listed has sole investment and voting power with respect to the shares included in the table.

Name and Address                       Amount and Nature of          Percent of
of Beneficial Owner                    Beneficial Ownership            Class
===========================            =====================         ==========

R. Millard Bowen                           167,365(1)                   4.5%
5072 Bristol Industrial Way
Buford, Georgia 30518

Marcus C. Byrd, Jr.                        155,531(2)                   4.1%
1661 Highway 9 South
Dawsonville, Georgia 30534

James M. Curry                             27,501(3)                    0.7%
312 Point Olympus Drive
Gainesville, Georgia 30506

Glennon C. Grogan                          88,196(4)                    2.3%
1980 Hughes Drive
Cumming, Georgia 30040

James H. Grogan                            95,926(5)                    2.6%
4210 Gravitt Road
Cumming, Georgia 30040

Andrew M. ("Jack") Head                    154,710(6)                   4.1%
2928 Ridgewood Road
Atlanta, Georgia  30327

J. Philip Hester, Sr.                      114,253(7)                  3.03%
32 Lakeshore Circle
Dawsonville, Georgia 30534
________________________

(1) Includes 9,900 shares available upon exercise of his options but excludes 22,000 shares owned by Mr. Bowen's spouse for which he disclaims beneficial ownership

(2) Includes 20,900 shares available upon exercise of his options and 22,000 shares held in trust by Mr. Byrd in his individual retirement account and 7,801 shares held by an affiliate, Byrd Howard Properties. The figure excludes 2,200 shares owned by Mr. Byrd's spouse for which he disclaims beneficial ownership, but includes 4,510 shares held as custodian for his daughter.

(3)  Mr. Curry's shares are available upon exercise of his options.

(4)  Includes 20,900 shares available upon exercise of his options.

(5) Includes 20,900 shares available upon exercise of his options and 3,000 shares owned jointly by Mr. Grogan and his spouse.

(6) Includes 20,900 shares available upon exercise of his options, 22,000 shares held in the John F. Head, Jr. Family Partnership, LLP and 220 shares owned by his son but excludes 2,200 shares owned by Mr. Head's spouse and 220 shares owned each by his two adult daughters, for which Mr. Head disclaims beneficial ownership.

(7) Includes 74,801 shares available upon exercise of his options as well as 33,770 shares held in an individual retirement account for his benefit and 2,269 shares held jointly with Mr. Hester's spouse.

Name and Address                       Amount and Nature of          Percent of
of Beneficial Owner                    Beneficial Ownership            Class
===========================            =====================         ==========

B. Todd Howard                              90,631(8)                   2.4%
3315 Dahlonega Highway
Cumming, Georgia  30040

David E. Johnson                           197,280(9)                   5.3%
260 Gold Leaf Terrace
Dawsonville, Georgia  30534

W. Alan McRae                              113,240(10)                  3.0%
499 Johnson Ferry Road
Atlanta, Georgia  30328

Deborah F. McLeod                           23,002(11)                  0.6%
33 Sheep Wallow Road
Dahlonega, Georgia  30533

Kim M. Mills                                47,790(12)                  1.3%
57 Brights Way
Dawsonville, Georgia  30534

Russell M. Wallace                         184,715(13)                  4.9%
77 Old River Road
Dahlonega, Georgia  30533

All executives officers and directors    1,459,329                     42.4%
as a group (13 persons)

Each of the persons listed in the above table has the right to acquire beneficial ownership of shares of the Company as provided by footnote within sixty days of December 31, 2004, such shares included in his beneficial ownership pursuant to Rule 13d-3(d)(1) of the Exchange Act.

______________________

(8) Includes 20,900 shares available upon exercise of his options as well as 55,000 shares held jointly with his ex-spouse, 6,930 shares held as custodian for the benefit of his minor children and 7,092 shares held by an affiliate, Byrd Howard Properties.

(9) Includes 20,900 shares available upon exercise of his options as well as 97,790 shares held in an individual retirement account.

(10) Includes 20,900 shares available upon exercise of his options as well as 13,750 shares held in the McRae and Stolz Money Purchase Pension Plan.

(11) Includes 18,335 shares available upon exercise of her options.

(12) Includes 20,900 shares available upon exercise of his options, 1,155 shares held jointly with a family member, and 1,100 shares owned by his spouse.

(13)Includes 20,900 shares available upon exercise of his options.

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                            MANAGEMENT OF THE COMPANY

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         The discussion below sets forth for each director and executive officer; the name of each director of the Company; the year he was first elected a director; a description of his position and offices with the Company (other than as a director), if any; a brief description of his principal occupation and business experience during at least the last five years; and certain other information. Except as disclosed, there are no family relationships between any directors or executive officers of the Company, and no director is a member of the board of directors of a publicly held company which is required to file reports with the Commission. These directors will serve until the Annual Meeting of the Shareholders and until their successors are duly elected and qualified. The executive officers will serve until the Board of Directors elects new executive officers and until their successors are duly elected and qualified.

DIRECTORS

         R. Millard Bowen, born April 6, 1942, is the owner of Millard Bowen Communities. He is a principal of several real estate related business entities. He attended the University of Georgia and Reinhardt College. Mr. Bowen has served as a director of the Company and its subsidiaries since their inception.

         Marcus C. Byrd, Jr., born June 1, 1953, is owner of Byrd's Mini-Storage and Byrd's U-Haul and Byrd's Intent Land Fill, Inc. He is a member of the Executive Board of the Boy Scouts of America. Mr. Byrd has served as a director of the Company and its subsidiaries since their inception.

         Glennon C. Grogan, born July 20, 1939, is the Secretary/Treasurer of Etowah Environment Group, Inc. (50% owner) involved in waste management. He is a principal of several real estate ventures. Mr. Grogan has served as a director of the Company and its subsidiaries since their inception. Mr. Grogan's brother, James H. Grogan, also serves as a director of the Company and its subsidiaries.

         James H. Grogan, born July 10, 1943, is the President of Etowah Environmental Group, Inc. (50% owner) engaged in waste management. He is a principal of several real estate ventures. Mr. Grogan has served as a director of the Company and its subsidiaries since their inception. Mr. Grogan's brother, Glennon C. Grogan, is also a director of the Company and its subsidiaries.

         Andrew M. ("Jack") Head, born May 22, 1953, is the President of Head Management Group. Mr. Head is in an advisory capacity with Fleming Company and is involved as an owner or director or both in the wholesale lumber and restaurant franchise businesses. He is the past Chairman and Chief Executive Officer of Head Distributing Company (wholesale groceries). He is a graduate of the University of Georgia. Mr. Head has served as a director of the Company and its subsidiaries since their inception.

         J. Philip Hester, Sr., born January 23, 1953, is the President and Chief Executive Officer of the Bank, Chestatee Financial and Chestatee Mortgage in addition to serving as a member of the Board of Directors. He served as President, Chief Executive Officer, and Director of the Waycross Company & Trust from 1987 to 1990 and has been engaged in the Banking business in various capacities since 1975. He was President, Chief Executive Officer, and Director of the First Community Bank of Dawsonville until his resignation to participate in organization of the Company. He is a graduate of the University of Georgia and has completed courses at the School of Banking of the South (Louisiana State University) and the University of Oklahoma Commercial Lending School. Mr. Hester has served as a director of the Company and its subsidiaries since their inception.

         B. Todd Howard, born March 17, 1967, is President of BTH Investments, the President and co-owner of The Lumber Depot d/b/a Coal Mountain Builders Supply and is the co-owner of Oakmont Investment Group LLP. He is a member of the Gilmer County Homebuilders Association. Mr. Howard has served as a director of the Company and its subsidiaries since their inception.

         David E. Johnson, born May 9, 1942, is President and owner of Sleeveco, Inc. (manufacturer of plastic packaging materials), which was a finalist in "Georgia Family Business of the Year 2002." Mr. Johnson has served as a director of the Company and its subsidiaries since their inception. Mr. Johnson was the 2001 Businessman of the Year for Dawson County. Since 2002, Mr. Johnson has served as Chairman of the Board of Directors.

         W. Alan McRae, born July 22, 1952, is an owner of McRae & Stolz, Inc., a real estate development firm. He received his undergraduate degree from the University of Georgia and a masters degree from the University of Tennessee. Mr. McRae has served as a director of the Company and its subsidiaries since their inception.

         Kim M. Mills, born February 11, 1962, is the principal of Mills Fuel Service, Inc. Mr. Mills has served as a director since December 1998.

         Russell M. Wallace, born June 3, 1954, is a founding partner of The Wallace Investment Group, LLC. He is a member of the First Baptist Church of Dawsonville. He attended the University of Georgia. Mr. Wallace serves as a director of the Company and its subsidiaries as he has since their inception.

         During the previous five years, no director of the Company was the subject of a legal proceeding (as defined below) that is material to an evaluation of the ability or integrity of the Director. "Legal proceeding" includes:

     o any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of bankruptcy or within two years prior to that time;
     o any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
     o any order, judgment or decree of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and
     o any finding by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, such judgment having not been reversed, suspended or vacated.

No director is a party in a material proceeding adverse to the interests of the Company or its subsidiaries.

         The Board of Directors has adopted, effective December 31, 2003, the Code of Business Conduct and Ethics for the Company. The Code applies to the Chief Executive Officer and the Chief Financial Officer, each instructed to pursue the objectives of the Code:

     o reasonably deterring wrongdoing and promoting honest and ethical conduct
     o full, fair, accurate, timely and understandable disclosure in reports and documents
     o    compliance with government laws, rules and regulations
     o    prompt internal reporting of violations of the Code
     o    accountability for adherence to the Code

The Chief Executive Officer and the Chief Financial Officer are further instructed to make recommendations to the Board of Directors periodically of ways to improve such Code, and the Company will timely disclose any such amendment in accordance with the regulations.

         The Board of Directors holds regularly scheduled meetings monthly and annual meetings are called from time to time as needed. Twelve meetings of the Company's Board of Directors were held during the last full fiscal year. All directors during the last full fiscal year attended at least 75% of the aggregate of the total number of meetings of the Board of Directors held during that time and meetings of the committees of which that director was a member. The Company has established a number of committees to assist it in the discharge of its duties, including an audit committee, nominating committee and a compensation committee.

         The Audit Committee operates pursuant to the Charter approved by the Company's Board of Directors. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the internal audit department, and management of the Company. The Audit Committee generally approves the engagement of our principal accountant to render audit and non-audit services prior to the engagement of the accountant and the provision of those services. The Audit Committee is thereafter responsible for reviewing the financial statements and audit reports of the Company's independent auditors, in serving as liaison with those independent auditors on behalf of the Company, and discussing the audit function and results of the audit with the Board of Directors pursuant to its Charter. The Audit Committee consists of Messrs. G. Grogan, Head, Howard and McRae. The Audit Committee met five times in 2005.

         The Company does not have an audit committee financial expert. In the market in which the Company operates there are a limited number of persons that possess all of the attributes required under regulations to qualify as an audit committee financial expert. To date no person has acceded to the Company's proposal to join our Board of Directors to serve as the audit committee financial expert. The Company continuously seeks qualified persons to serve in this capacity. The Board of Directors has concluded that no member of the Audit Committee has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director and each is an "independent director" within the meaning of Rule 4200(a)(15) of the Nasdaq Market Rules, as amended.

         The Company's Audit Committee has issued the following report with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2005:

     o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2005 audited financial statements;
     o The Audit Committee has discussed with the Company's independent auditors, Mauldin & Jenkins, LLC, the matters required to be discussed by Statement on Auditing Standards No. 61;
     o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and
     o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2005 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005.

         The Compensation Committee is composed of Messrs. Head, McRae and Wallace. That committee, which met two times in 2005, reviews and evaluates the compensation policy of the Company, including bonuses, option grants, and director compensation.

         The Nominating Committee is comprised of Messrs. McRae, Mills and Jim Grogan. Each member has been judged by the Board of Directors an "independent director" within the meaning of Rule 4200(a)(15) of the Nasdaq Market Rules, as amended. The committee met once in 2005. The Nominating Committee does not have a charter.

         The process whereby the Nominating Committee identifies candidates may include identification of individuals well-known in the community in which the Company operates and individuals recommended to the Nominating Committee by current directors or officers who know those individuals through business or other professional relationships, as well as recommendations of individuals to the Nominating Committee from shareholders and customers. Nominees meet personally with the members of the Nominating Committee and are interviewed to determine the individual's independence, skills and experience relative to the needs of the Company.

         The Nominating Committee has a policy for consideration of candidates for the Board of Directors as recommended by shareholders of the Company. Nominations made by shareholders must be in writing and delivered or mailed to the President of the Company not less than 14 days nor more than 50 days immediately preceding the date of the Annual Meeting (or if less than 21 days notice of an Annual Meeting is given to shareholders, not later than the close of business on the seventh day following the day on which the notice of meeting was mailed). Any nominations by shareholders must contain the: (a) name and residence address of the nominating shareholder; (b) name and address of each proposed nominee; (c) principal occupation of each proposed nominee; and (d) number of shares of common stock of the Company owned by each proposed nominee. Nominations not made in accordance with this procedure may be disregarded by the presiding officer of the Annual Meeting, in his discretion, and upon his instruction the inspector of election may disregard all votes cast for each such nominee.

         In its evaluation of prospective candidates for director, the Nominating Committee looks for individuals generally recognized as successful in business or community efforts, that enjoy a reputation for honesty and integrity, that have demonstrated commitment to the communities in which the Bank operates and that have demonstrated in meetings with the Nominating Committee his or her commitment to the best interests of the shareholders and employees of the Company and the Bank. There is no difference in the nominee evaluation process if the candidate is nominated by a shareholder or otherwise.

         The Board of Directors provides a process for shareholders of the Company to send communications to the Board of Directors. Shareholders and other parties interested in communicating directly with the Company's Board of Directors may do so by writing to the Chestatee Bancshares, Inc., Board of Directors, 6639 Highway 53 East, Dawsonville, Georgia 30534. All correspondence received under this process is compiled by the assistant to Deborah McLeod and presented to the Board of Directors or, if specified, to that director. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee as set forth in the Audit Charter previously disseminated to shareholders of the Company in our 2005 proxy statement.

         It is the policy of the Company that all directors be present at the Annual Meeting, barring unforeseen or extenuating circumstances. All directors were present at the Company's 2005 Annual Meeting.

EXECUTIVE OFFICERS

         J. Philip Hester, Sr., in addition to his service as a director (see paragraph in preceding section regarding directors), has served as the President and Chief Executive Officer of the Company and its subsidiaries since their inception.

         James M. Curry, born November 2, 1952, serves as Executive Vice-President of the Bank. Mr. Curry previously was employed by SunTrust Bank, N.A. from 1985 until joining the Bank in December 2001. He attended the University of Georgia and has completed courses at the School of Banking of the South (Louisiana State University).

         Deborah F. McLeod, born July 23, 1959, serves as Executive Vice-President and Chief Financial Officer of the Company and its subsidiaries. Ms. McLeod previously was employed by Citizens Bank of Forsyth, from December 17, 2001 until joining the Company in June 2002. Prior to that time, Ms. McLeod was employed by BB&T following its acquisition of Century South Banks since August 1990. She is a graduate of North Georgia College and State University.

         During the previous five years, no executive officer of the Company or its subsidiaries was the subject of a legal proceeding (as defined above) that is material to an evaluation of the ability or integrity of the executive officer. No executive officer is a party in a material proceeding adverse to the interests of the Company or its subsidiaries.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended December 31, 2005, no person, who at any time during the year was a director, executive officer or beneficial owner of more than 10% of any class of our equity securities, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act except that Mark Byrd filed one Form 4 for a single transaction after its due date.

EXECUTIVE COMPENSATION

         The following table sets forth the cash and cash equivalent forms of compensation received by the chief executive officer of the Company and its named executive officers in the fiscal year ended December 31, 2005, and all cash and cash equivalent forms of compensation received by the chief executive officer and all named executive officers of the Company as a group.

                                                     SUMMARY COMPENSATION TABLE
                                                                                    LONG-TERM COMPENSATION
                                                                                   AWARDS             PAYOUTS
  (a)            (b)         (c)              (d)           (e)               (f)         (g)         (h)             (i)
NAME AND                                                    OTHER ANNUAL       RESTRICTED      OPTION        LTIP        OTHER (4)
PRINCIPAL POSITION         YEAR       SALARY      BONUS     COMPENSATION(4)   STOCK AWARDS      SARs        PAYOUTS    COMPENSATION
J. Philip Hester, Sr.      2005     $ 180,895    $ 7,258           -               -                -         -        $ 144,285(1)
CEO, President,            2004     $ 172,000    $ 6,913           -               -           50,000         -        $ 112,778(2)
Director                   2003     $ 163,451    $ 6,585           -               -                -         -        $  79,826((3)

James M. Curry             2005     $ 121,163    $ 4,823           -               -                -         -        $  89,027(1)
Executive VP               2004     $ 113,750    $ 4,594           -               -           30,000         -        $  65,854(2)
                           2003     $ 108,000    $ 4,375           -               -                -         -        $   4,629(3)

Deborah F. McLeod          2005     $ 121,163    $ 4,823           -               -                -         -        $  73,036(1)
CFO, Executive VP          2004     $ 113,750    $ 4,594           -               -           30,000         -        $  60,374(2)
                           2003     $ 108,000    $ 4,375           -               -                -         -        $       0

______________________________

(1) The Company has accrued a deferred compensation expense under the defined contribution plan totaling $50,897, contributed $4,934 to its 401(k) plan for eligible employees for Mr. Hester and accrued a bonus totaling $88,454 during the fiscal year ended December 31, 2005. The Company accrued deferred compensation expense under a defined contribution plan totaling $20,474, contributed $3,472 to its 401(k) plan and accrued a bonus of $65,081 for Mr. Curry. The Company accrued a bonus of $65,081, contributed $3,635 to its 401(k) plan and accrued a deferred compensation expense under the defined contribution plan totaling $4,320 for Ms. McLeod.

(2) The Company has accrued a deferred compensation expense under the defined contribution plan totaling $29,020 and contributed $4,688 to its 401(k) plan for eligible employees for Mr. Hester and accrued a bonus totaling $79,070 during the fiscal year ended December 31, 2004. The Company accrued a deferred compensation under a defined contribution plan totaling $5,736, contributed $3,308 to its 401(k) plan and accrued a bonus of $56,810 for Mr. Curry. The Company accrued a bonus of $56,810 and contributed $3,564 to its 401(k) plan for Ms. McLeod.

(3) The Company has accrued a deferred compensation expense under the defined contribution plan totaling $75,085 and contributed $4,741 to its 401(k) plan for eligible employees for Mr. Hester during the fiscal year ended December 31, 2003. The Company accrued a deferred compensation under a defined contribution plan totaling $4,629 for Mr. Curry.

(4) Perquisites' totaling less than $10,000 for any of the executive officers has been omitted.

COMPENSATION OF DIRECTORS

         The Company and the Bank pay each director a $12,000 annual retainer fee. Members of the various committees are also paid $100 for each committee meeting attended (except for the chair of each committee that receives $150 for each meeting attended). The directors are also entitled to participate in the 2000 Non-Employee Stock Option Plan approved by our shareholders at our last annual meeting. Directors may also be reimbursed from time to time for expenses related to service as a member of the Board of Directors.

         The directors are also entitled to participate in the 2000 Non-Employee Stock Option Plan approved by our shareholders at our last annual meeting. The Non-Employee Plan was adopted by the Board of Directors of the Company at its meeting on October 17, 2000 and became effective when approved by the affirmative vote of a majority of the shares of the common stock represented at the Annual Meeting of Shareholders on April 17, 2001. The Non-Employee Plan terminates automatically 10 years after its adoption by the Board of Directors and may be terminated on any earlier date at the discretion of the Board of Directors. The Company has authorized and reserved for issuance upon the exercise of options pursuant to the Non-Employee Plan an aggregate of 220,000 shares of common stock. If any option is canceled, expires or terminates without the respective director exercising it in full, options with respect to those unpurchased shares of common stock may be granted to that same director or to another eligible individual or individuals under the terms of this Non-Employee Plan.

         Each director (other than Mr. Hester, an employee of the Company and its subsidiaries) was granted an option to acquire 16,500 shares of our common stock in the year ended December 31, 2000 and 1,100 shares of our common stock each in the years ended December 31, 2001, 2002, 2003, 2004 and 2005. The options granted in 2000 have an exercise price of $7.27 per share and can be exercised at any time prior to October 17, 2010. The options granted in 2001, 2002, 2003, 2004 and 2005 have an exercise price of $9.09 per share and can be exercised at any time prior to January 1, 2011, 2012, 2013, 2014 and 2015, respectively. Millard Bowen is the only director that has exercised any portion of his option. The Non-Employee Plan states that each director will be granted as of the first business day of each calendar year after December 31, 2002 an option to purchase an additional 1,100 shares of our common stock at an exercise price of no less than the average market price of the common stock on the date of the grant and exercisable within 10 years from the date of the grant. The options granted in 2005 exhausted the 220,000 shares of common stock authorized and reserved for issuance under the Non-Employee Plan.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL AGREEMENTS

         J. Philip Hester, Sr., President and Chief Executive Officer, as well as a director, of the Company, the Bank, Chestatee Financial and Chestatee Mortgage, entered into an Amended and Restated Employment Agreement with the Bank effective September 17, 2001 for a term ending December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through December 31, 2009. Mr. Hester's base salary from the effective date is $143,325, increasing 5% annually beginning January 1, 2002. In addition to the base salary, Mr. Hester will receive a performance bonus based upon a criteria established by the Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. The Board of Directors approved retirement benefits for Mr. Hester funded through the purchase of life insurance policies on his life. The balance of the policy cash surrender values included in other assets at December 31, 2005 is $713,274 and the income recognized on the policies amounted to $27,758 for the year ended December 31, 2005. The deferred compensation liability was $193,327 and expense recognized was $50,897 at and for the year ended December 31, 2005. Mr. Hester is also entitled to certain additional benefits, including an automobile allowance, a $1 million term life insurance policy, annual paid vacation, healthcare insurance and disability insurance

         As a condition of employment, Mr. Hester was required to purchase at least 10,000 shares of the Bank's common stock. The shares were converted to shares of the Company by virtue of the merger of the Company and the Bank on March 31, 2000. In 2004, Mr. Hester was granted an option to purchase 55,000 shares of our common stock. The exercise price of the options is $9.09 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash. The option expires ten years after the date granted. In addition, Mr. Hester was previously granted an option to purchase 46,200 shares of our common stock. The exercise price of the options is $7.27 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash. The option expires ten years after the date granted. As of December 31, 2005, Mr. Hester had already earned options to acquire up to 17,600 shares of the common stock under his original employment agreement after giving effect to the two-for-one stock split in October 2000 and 10% stock dividend issued September 2005. At December 31, 2005, Mr. Hester had earned options to acquire 74,801 shares of common stock.

         Mr. Curry entered into an employment agreement with the Bank effective December 31, 2001. The initial term of the agreement runs through December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through December 31, 2009. Mr. Curry was initially paid a base salary at inception of $100,000 annually, that salary to be increased annually by five percent commencing January 1, 2003. In addition, Mr. Curry is entitled to receive a performance bonus each year based upon a criteria established by the Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. The Board of Directors approved retirement benefits for Mr. Curry funded through the purchase of life insurance policies on his life. The balance of the policy cash surrender values included in other assets at December 31, 2005 is $442,481 and the income recognized on the policies amounted to $39,223 for the year ended December 31, 2005. The deferred compensation liability was $44,131 and expense recognized was $20,474 at and for the year ended December 31, 2005. In addition to his salary and customary benefits, Mr. Curry was granted an option to acquire up to 33,000 shares of the Company's common stock, vesting one fifth annually beginning August 17, 2006. Mr. Curry had previously been granted 16,500 shares of the Company's common stock, which were fully vested at December 31, 2005. The exercise price of the options is $9.09 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash. The option expires ten years after the date granted. At December 31, 2005, Mr. Curry had earned options to acquire 27,501 shares of common stock. Mr. Curry is also entitled to certain additional benefits, including an automobile allowance, a $500,000 million term life insurance policy, annual paid vacation, healthcare insurance and disability insurance

         Ms. McLeod entered into an employment agreement with the Bank effective July 1, 2002. The initial term of the agreement runs through December 31, 2004, with automatic renewals of one year each absent termination for death, disability, cause, termination without cause or voluntary resignation through December 31, 2009. Ms. McLeod is paid a base salary at inception of $100,000 annually, that salary to be increased annually by five percent commencing January 1, 2003. The Board of Directors approved retirement benefits for Ms. McLeod funded through the purchase of life insurance policies on her life. The balance of the policy cash surrender values included in other assets at December 31, 2005 is $302,336 and the income recognized on the policies amounted to $2,336 for the year ended December 31, 2005. The deferred compensation liability was $4,320 and expense recognized was $4,320 at and for the year ended December 31, 2005. In addition, Ms. McLeod is entitled to receive a performance bonus each year based upon a criteria established by the Compensation Committee of the Board of Directors during the last calendar quarter of each fiscal year for the subsequent year. In addition to her salary and customary benefits, Ms. McLeod was granted an option to acquire up to 33,000 shares of the Company's common stock, vesting one fifth annually beginning August 17, 2006. Ms. McLeod had previously been granted 11,000 shares of the Company's common stock, vesting one third annually beginning July 1, 2003. The exercise price of the options is $9.09 per share, the fair market value per share of our common stock at the time the options were granted, payable in cash. The option expires ten years after the date granted. At December 31, 2005, Ms. McLeod had earned options to acquire 18,335 shares of common stock. Ms. McLeod is also entitled to certain additional benefits, including an automobile allowance, a $500,000 million term life insurance policy, annual paid vacation, healthcare insurance and disability insurance

         The Amended and Restated Employment Agreements for Ms. McLeod and Messrs. Hester and Curry contain a provision for a change in control of the Company or the Bank. In such event, they will be entitled to receive their base salary for the remainder of the term but not less than 18 months. There is a change in control for purposes of the agreement if either any person or group acting in concert acquires 50% or more of the outstanding shares of our common stock or we sell substantially all of our assets.

TRANSACTIONS WITH MANAGEMENT

         The Company has had and expects to have in the future banking transactions in the ordinary course of its business with its directors, principal officers, principal shareholders, certain relatives of such persons, and their associates including corporations, partnerships, and other organizations in which such directors and officers have an interest, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties. Such transactions have not involved more than the normal risk of collectibility or presented other unfavorable features.

         As of December 31, 2005, we had outstanding loans to certain of our directors, executive officers and relatives of such persons and their associates, which aggregated approximately $10,032,000. This represented approximately 40% of our $25,265,877 equity capital accounts. We have not transacted within the previous two years, nor do we expect to transact in the immediate future, any business with any director, principal officer, or principal shareholder which exceeds 10% of our equity capital accounts or $5 million, whichever is less.


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                                   PROPOSAL 1
                      ELECTION OF DIRECTORS OF THE COMPANY

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         Each of the following persons has been nominated for election to the Board of Directors of the Company to serve until the annual meeting of the Company in the 2007 calendar year.

R. Millard Bowen                                B. Todd Howard
Marcus C. Byrd, Jr.                             David E. Johnson
Glennon C. Grogan                               W. Alan McRae
James H. Grogan                                 Kim M. Mills
Andrew M. ("Jack") Head                         Russell M. Wallace
J. Philip Hester, Sr.

Each of the nominees presently serves on the Board of Directors of the Company. Information about each of the nominees is presented in the section entitled "MANAGEMENT OF THE COMPANY" above.

         If a nominee should be unable to accept election as a director, which is not expected, the proxies may be voted with the discretionary authority of each person serving as a proxy. The election of a director requires the affirmative vote of a plurality of the votes cast by the shares of the common stock entitled to vote at the Annual Meeting.


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                                   PROPOSAL 2
                      SELECTION OF INDEPENDENT ACCOUNTANTS

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         The Board of Directors has selected Mauldin & Jenkins, LLC as the Company's independent public accountants for the year ended December 31, 2006. Although not required by law, the selection is being submitted to the Shareholders of the Company as a matter of corporate policy for their approval. Mauldin & Jenkins, LLC has audited the financial statements of the Company since our inception in 1999 and has audited the financial statements of the Bank since its inception in 1997. Neither the Company nor the Bank have had disagreements with its independent auditors, Mauldin & Jenkins, LLC to date. It is anticipated that a representative of Mauldin & Jenkins, LLC will be present at the Annual Meeting and, if present, such representative will have an opportunity to make a statement if desired and will be available to respond to appropriate questions from Shareholders.

         The ratification of the selection of the independent accountants requires the affirmative vote of the holders of a majority of the shares of the common stock present or represented and voting at the Annual Meeting. In the unlikely event the Company dismissed Mauldin & Jenkins, LLC or Mauldin & Jenkins, LLC withdraws as the independent public accountants for the year ended December 31, 2006, then the Board of Directors shall appoint a new independent accountant to serve until the next annual meeting of the Shareholders.

         The following fees were paid to Mauldin & Jenkins, LLC, our principal accountant, for services rendered during the years ended December 31, 2005 and 2004:

o Audit Fees. Aggregate fees billed for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2005 and 2004 and the reviews of our quarterly financial statements included with our quarterly reports on Forms 10-QSB during this two year period are $52,200 and $50,500, respectively.

o Audit Related Fees. Aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2005 and 2004 are $6,064 and $9,224, respectively. There were no other audit related services rendered.

o Tax Fees. Aggregate fees billed for professional services rendered for tax compliance, tax advice and tax planning for the years ended December 31, 2005 and 2004 are $6,500 and $6,500, respectively. The nature of those services were tax preparation fees.

o All Other Fees. The aggregate fees billed for professional services rendered for all other products and services for the years ended December 31, 2005 and 2004 are $0 and $0, respectively. There were no other services rendered.

The Audit Committee considered whether the provision of non-audit services by Mauldin & Jenkins, LLC is compatible with maintaining Mauldin & Jenkins, LLC's independence.

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                               NEXT ANNUAL MEETING

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         The next annual meeting of the Company is expected to be held May 8, 2007. Shareholders wishing to submit proposals for inclusion in the proxy statement for the next annual meeting of shareholders of the Company must submit their proposals no later than December 12, 2006.



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                              AVAILABLE INFORMATION

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         The Company has filed this proxy statement with the Commission, in accordance with the Exchange Act with respect to the Annual Meeting. In addition, reports and other information filed with the Commission pursuant to
Section 15(d) of the Exchange Act are available for inspection and copy at the public reference facilities maintained by the Commission in Washington, D.C. and at certain of its regional offices at the addresses furnished in the preceding paragraph. Copies of such material can be obtained from the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

         The Company has furnished to its annual report to security holders (the "Annual Report") for the period ended December 31, 2005, filed on an integrated basis on Form 10-KSB, which contains the Consolidated Financial Report and Notes Thereto for that year. AN ADDITIONAL COPY OF THE ANNUAL REPORT WILL BE PROMPTLY FURNISHED, WITHOUT CHARGE, TO ANY SHAREHOLDER REQUESTING A COPY OF SAME. REQUESTS FOR AN ADDITIONAL COPY OF THAT ANNUAL REPORT SHOULD BE ADDRESSED TO CHESTATEE BANCSHARES, INC., 6639 HIGHWAY 53 EAST, DAWSONVILLE, GEORGIA 30534;
ATTENTION: DEBORAH F. MCLEOD.

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                                  OTHER MATTERS

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         The management of the Company knows of no other matters which may be brought before the meeting. However, if any matter other than the proposed matters disclosed herein should properly come before the meeting, the persons named in the enclosed proxy will vote such proxy in accordance with their judgment on such matters. No director has informed the Company that he intends to oppose any recommended action as specified in this proxy statement.




                                              /s/David E. Johnson
                                              -------------------
                                              DAVID E. JOHNSON
                                              Chairman of the Board

                           CHESTATEE BANCSHARES, INC.
                              DAWSONVILLE, GEORGIA

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 9, 2006

         The undersigned hereby appoints David E. Johnson and J. Philip Hester, Sr., as proxies, each with the power to appoint his substitute, and hereby authorizes them, or either of them, to represent and vote as designated below, all the shares of common stock of Chestatee Bancshares, Inc. (the "Company") held of record by the undersigned on March 30, 2006, at an Annual Meeting of Shareholders of the Company, and any adjournments thereof, to be held on May 9, 2006 at 5:00 p.m., EDT, at the main offices of the Company, located at 6639 Highway 53 East, Dawsonville, Georgia.

1.   ELECTION OF DIRECTORS.

     The Board of Directors recommends a vote FOR the following nominees: to serve a one-year term expiring in 2007:

     R. Millard Bowen                                B. Todd Howard

     Marcus C. Byrd, Jr.                             David E. Johnson

     Glennon C. Grogan                               W. Alan McRae

     James H. Grogan                                 Kim M. Mills

     Andrew M. ("Jack") Head                         Russell M. Wallace

     J. Philip Hester, Sr.

     ___ FOR all nominees (except names       ___ WITHHOLD AUTHORITY to vote for
         marked to the contrary above).           all nominees listed above.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE NOMINEES. (INSTRUCTION: To withhold authority to vote for any individual nominee, strike nominee's name in the list above).

2. The Board of Directors asks that you ratify the selection of Mauldin & Jenkins, LLC as the Company's independent public accountants for fiscal year 2006.

     ___ FOR                   ___ AGAINST                 ___ ABSTAIN

IN HIS DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. Please sign exactly as name appears on your certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


DATE: ________________________________     _________________________________
                                           SIGNATURE

______________________________________     _________________________________
NAME OF SHAREHOLDER                        SIGNATURE IF HELD JOINTLY

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NUMBER OF SHARES                            TITLE